UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2008

APPLE REIT NINE, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-147414	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Nine, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 1.01, Item 2.01 and Item 9.01 of Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

California and Florida Hotels

On October 17, 2008, we caused one of our indirect wholly-owned subsidiaries (the “purchasing subsidiary”) to enter into a series of purchase contracts for the potential purchase of three hotels.

The table below describes the hotels:

Hotel Location	Franchise	Seller	Number of Rooms (a)	Purchase Price
Clovis, California	Hampton Inn & Suites	Grand Shangrila International, Inc.	86	$11,150,000

Clovis, California	Homewood Suites	Grand Shangrila International, Inc.	83	12,435,000

Panama City, Florida	Hampton Inn & Suites	ADH LLC	95	11,600,000

TOTAL			264	$35,185,000

Note:

(a) These hotels are currently under construction. The number of rooms listed refers to the expected number of rooms upon completion.

The sellers do not have any material relationship with us or our subsidiaries, other than through the purchase contracts. The aggregate initial deposits for these hotels is $110,000. The initial deposits are refundable to our purchasing subsidiary upon its election to terminate the purchase contracts during the “review period,” which expires on December 1, 2008. In the event our purchasing subsidiary does not elect to terminate the purchase contracts during the review period, our purchasing subsidiary is required to make an aggregate additional deposit of $200,000 within three (3) business days after the expiration of the review period.

The initial deposits under the purchase contracts were funded by proceeds from the Company’s ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share). It is expected that the additional deposits and payment of the purchase price under each of the purchase contracts would be funded, if a closing occurs, by proceeds from the Company’s ongoing offering of Units.

During the review period, our purchasing subsidiary will have the opportunity to evaluate the legal, title, survey, construction, physical condition, structural, mechanical, environmental, economic, permit status, franchise status, financial and other documents and information related to each hotel. Our purchasing subsidiary may terminate a purchase contract at any time during the review period for any reason. Our purchasing subsidiary may become aware of facts or conditions pertaining to a hotel as a result of its review that will cause it to terminate a purchase contract. If our purchasing subsidiary terminates a purchase contract before closing and after the review period, and the termination is not based on the seller’s failure to satisfy a required condition, the escrow agent will release the deposits to the seller. If a closing occurs under a purchase contract, the deposits will be credited toward the purchase price.

Certain closing conditions must be met before or at the closing, and currently remain unsatisfied. They include but are not limited to the following: the sellers having performed and complied in all material respects with the covenants under the purchase contracts; the completion of construction of the hotels; all third party consents having been obtained; the existing franchise and management agreements shall have been terminated by the sellers and new management agreements and franchise agreements shall have been executed by one of our subsidiaries. If any of the closing conditions under a purchase contract are not satisfied by the sellers, our purchasing subsidiary may terminate the purchase contract and receive a refund of the deposits.

Accordingly, as of the date of this report and until any closing on the purchase of the hotels, there can be no assurance that our purchasing subsidiary will acquire any or all the hotels.

Portfolio of 6 Hotels

On October 20, 2008, we caused our purchasing subsidiary to enter into a series of purchase contracts for the potential purchase of six hotels. These contracts include separate purchase contracts with each of the six entities that hold the hotels. If a closing occurs under each purchase contract, our purchasing subsidiary will become the sole member of each of the six limited liability companies that currently own the properties. These six entities have substantial common ownership but do not have any relationship to us or our subsidiaries, other than through the purchase contracts.

The table below describes the hotels:

Hotel Location	Franchise	Seller	Number of Rooms (a)	Purchase Price
Dothan, Alabama	Hilton Garden Inn	Sunbelt-GDA, LLC	104	$11,600,836

Albany, Georgia	Fairfield Inn & Suites	Sunbelt-RAG, LLC	87	7,919,790

Hattiesburg, Mississippi	Residence Inn	Sunbelt-RHM, LLC	84	9,793,028

Panama City, Florida	TownePlace Suites	Sunbelt-RPC, LLC	103	10,640,346

Johnson City, Tennessee	Courtyard	Sunbelt-CJT, LLC	90	9,879,788

Troy, Alabama	Courtyard	Sunbelt-CTY, LLC	90	8,696,456

TOTAL			558	$58,530,244

Note:

(a) These hotels are currently under construction. The number of rooms listed refers to the expected number of rooms upon completion.

The initial deposit under each separate purchase contract was $2,500. Each initial deposit is refundable to our purchasing subsidiary upon its election to terminate a purchase contract during the “review period”. The review period under each purchase contract expires on November 19, 2008. In the event our purchasing subsidiary does not elect to terminate a purchase contract during the review period, our purchasing subsidiary is required to make an additional deposit of $2,500 within three (3) business days after the expiration of the review period.

The initial deposits under the purchase contracts were funded by proceeds from the Company’s ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share). It is expected that the additional deposit and payment of the purchase price under each of the purchase contracts also would be funded, if a closing occurs, by the Company’s ongoing offering of Units.

During the review period, our purchasing subsidiary will have the opportunity to evaluate the legal, title, survey, construction, physical condition, structural, mechanical, environmental, economic, permit status, franchise status, financial and other documents and information related to the hotel. Our purchasing subsidiary may terminate a purchase contract at any time during the review period for any reason. Our purchasing subsidiary may become aware of facts or conditions pertaining to the hotel as a result of its review that will cause us to terminate the agreement to purchase the hotel. If our purchasing subsidiary terminates a purchase contract after the review period but before closing, and the termination is not based on the seller’s failure to satisfy a required condition, the escrow agent will release the deposits to the seller. If a closing occurs under the purchase contract, the deposits will be credited toward the purchase price.

Certain closing conditions must be met before or at the closing, and currently remain unsatisfied. They include, but are not limited to, the following: the sellers having performed and complied in all material respects with the covenants under the purchase contract; the completion of construction of the hotels; all third party consents having been obtained; the existing franchise and management agreements shall have been terminated by the sellers, and new management agreements and franchise agreements shall have been executed by one of our subsidiaries. If any of the closing conditions under a purchase contract are not satisfied by the sellers, our purchasing subsidiary may terminate the purchase contract and receive a refund of the deposits.

Accordingly, as of the date of this report and until the closing of the purchase of the hotels, there can be no assurance that our purchasing subsidiary will acquire any or all of the hotels.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 16, and 21, 2008, through one of our indirect wholly-owned subsidiaries, we closed on the purchase of two hotels. The sellers have no material relationship with us or our subsidiaries, other than through the purchase contracts and other related contracts.

The table below describes the hotels:

Hotel Location	Franchise	Number of Rooms	Purchase Price	Closing Date
Lewisville, Texas	Hilton Garden Inn	165	$28,000,000	October 16, 2008

Duncanville, Texas	Hilton Garden Inn	142	19,500,000	October 21, 2008

TOTAL		307	$47,500,000

Our purchasing subsidiary assumed an existing loan secured by the hotel in Duncanville, Texas. The hotel serves as collateral under the loan. The outstanding principal balance under the loan is $13,965,857. The loan has an annual fixed interest rate of 5.88% and a maturity date of May, 2017. The loan provides for monthly payments of principal and interest on an amortized basis.

The purchase price for both hotels less the assumed loan was funded by our ongoing offerings of Units (with each Unit consisting of one common share and one Series A preferred share).

As a result of the closings described above, four closings have occurred under a series of purchase contracts executed on August 1, 2008 for the potential purchase of five hotels. Additional information regarding the purchase contracts is set forth in our Form 8-K dated August 1, 2008 and filed with the Securities and Exchange Commission on August 6, 2008, which is incorporated herein by reference. There can be no assurance at this time that any further closings will occur under the remaining purchase contracts.

All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

SCI Lewisville Hotel, Ltd. (prior owner of the Lewisville, Texas Hilton Garden Inn))

(Audited)

(Unaudited)

SCI Duncanville Hotel, Ltd. (prior owner of the Duncanville, Texas Hilton Garden Inn)

(Audited)

(Unaudited)

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Nine, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008	36-37
Notes to Pro Forma Condensed Consolidated Balance Sheet	38
Pro Forma Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2008 and the Twelve Months Ended December 31, 2007	39-41
Notes to Pro Forma Condensed Consolidated Statements of Operations	42

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

INDEPENDENT AUDITORS’ REPORT

To the Partners of

SCI Lewisville Hotel, Ltd.

Lewisville, Texas

We have audited the accompanying balance sheets of SCI Lewisville Hotel Ltd. as of December 31, 2007 and 2006, and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SCI Lewisville Hotel, Ltd. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Novogradac & Company LLP

Cleveland, Ohio

September 21, 2008

SCI LEWISVILLE HOTEL, LTD.

BALANCE SHEETS

December 31, 2007 and 2006

	2007	2006
ASSETS
PROPERTY AND EQUIPMENT
Land and improvements	$3,002,942	$2,984,000
Building and improvements	14,468,480	—
Furniture, fixtures and equipment	3,634,295	—
Construction in progress	—	8,092,783

	21,105,717	11,076,783
Less accumulated depreciation	(677,101)	—

	20,428,616	11,076,783

OTHER ASSETS
Cash and cash equivalents	48,512	36,987
Accounts receivable, net	131,153	—
Prepaid expenses	50,830	—
Deferred charges, net	267,857	339,282

Total other assets	498,352	376,269

TOTAL ASSETS	$20,926,968	$11,453,052

LIABILITIES AND PARTNERS’ CAPITAL
LIABILITIES
Accounts payable:
Trade	$316,891	$—
Construction	20,981	1,036,041
Accrued expenses:
Interest	—	6,627
Operating expenses	85,706	—
Real estate and other taxes	262,740	—
Management fees	52,090	—
Sales and occupancy taxes	40,000	—
Advance deposits	68,862	—
Line of credit	254,538	—
Leases payable	435,345	—
Notes payable	3,780,471	3,750,000
Mortgage note payable	16,860,072	6,448,335

Total liabilities	22,177,696	11,241,003
PARTNERS’ CAPITAL	(1,250,728)	212,049

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$20,926,968	$11,453,052

The accompanying notes are an integral part of these financial statements.

SCI LEWISVILLE HOTEL, LTD.

STATEMENTS OF OPERATIONS

For the years ended December 31, 2007 and 2006

	2007	2006
REVENUES
Rooms	$1,197,932	$—
Food and beverage	457,919	—
Telephone	1,266	—
Ancillary income	108,682	—

	1,765,799	—

DEPARTMENTAL EXPENSES
Rooms	286,978	—
Food and beverage	328,565
Telephone	18,079	—
Ancillary services	53,691	—

	687,313	—

DEPARTMENTAL INCOME	1,078,486	—

UNDISTRIBUTED OPERATING EXPENSES
Marketing and advertising	189,438	—
General and administrative	195,026	—
Energy costs	131,610	—
Repairs and maintenance	98,981	—
Franchise fees	48,147	—
Management fees	52,090	—

	715,292	—

OPERATING INCOME	363,194	—

FIXED EXPENSES
Insurance	4,462	—
Property and other taxes	117,199	—
Interest	619,754	—
Depreciation and amortization	707,572	—

	1,448,987	—

LOSS BEFORE OTHER INCOME (EXPENSE)	(1,085,793)	—

OTHER INCOME (EXPENSE)
Interest	10,565	—
Conference center management fee	84,032
Organizational and start up costs	(391,123)	(72,627)
Partnership expense	(80,458)	—

	(376,984)	(72,627)

NET LOSS	$(1,462,777)	$(72,627)

The accompanying notes are an integral part of these financial statements.

SCI LEWISVILLE HOTEL, LTD.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

For the years ended December 31, 2007 and 2006

Total
BALANCE—JANUARY 1, 2006	$284,676
Net loss	(72,627)

BALANCE—DECEMBER 31, 2006	212,049
Net loss	(1,462,777)

BALANCE—DECEMBER 31, 2007	$(1,250,728)

The accompanying notes are an integral part of these financial statements.

SCI LEWISVILLE HOTEL, LTD.

STATEMENTS OF CASH FLOWS

For the years ended December 31, 2007 and 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,462,777)	$(72,627)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	707,572	—
Changes in operating assets and liabilities:
Increase in accounts receivable, net	(131,153)	—
Increase in prepaid expenses	(50,830)	—
Increase in accounts payable—trade	316,891	—
Increase in accrued expenses	433,909	6,627
Increase in advance deposits	68,862	—

Total adjustments	1,345,251	6,627

Net cash used in operating activities	(117,526)	(66,000)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(10,537,700)	(6,338,469)
CASH FLOWS FROM FINANCING ACTIVITIES
Payments on deferred charges	—	(106,677)
Proceeds from line of credit, net	254,538
Principal payments on leases payable	(29,995)	—
Proceeds from note payable	33,498	—
Payments on note payable	(3,027)	—
Proceeds from mortgage note payable	10,478,065	6,447,335
Payments on mortgage note payable	(66,328)	—

Net cash provided by financing activities	10,666,751	6,340,658

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	11,525	(63,811)
CASH AND CASH EQUIVALENTS—BEGINNING OF YEAR	36,987	100,798

CASH AND CASH EQUIVALENTS—END OF YEAR	$48,512	$36,987

The accompanying notes are an integral part of these financial statements.

SCI LEWISVILLE HOTEL, LTD.

STATEMENTS OF CASH FLOWS (CONTINUED)

For the years ended December 31, 2007 and 2006

	2007	2006
Supplemental disclosure of cash flow information:
Cash paid for interest during the year for:
Interest—expensed	$619,754	$—
Interest—capitalized	754,025	187,316

Total	$1,373,779	$187,316

Supplemental disclosure of non-cash investing activities:
Purchase of property and equipment is shown net of accounts payable—construction	$—	$1,030,291

Acquisition of equipment through capital leases	$465,340	$—

Increase in property and equipment from capitalized amortization expense	$40,954	$70,207

The accompanying notes are an integral part of these financial statements.

SCI LEWISVILLE HOTEL, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

1. General

SCI Lewisville Hotel, Ltd. (the “Partnership”), a Texas limited partnership, was formed in March 2005 to own and operate a hotel under the franchise of Hilton Hotel. The 165-room Hilton Garden Inn (the “Hotel”) located in Lewisville, Texas, began operations in August 2007.

On August 1, 2008, Apple Nine Hospitality Ownership, Inc., a Virginia Corporation, entered into a Contract with SCI Lewisville Hotel, Ltd. to acquire the Hotel.

The accompanying financial statements have been prepared for the purpose if enabling Apple Nine Hospitality Ownership, Inc. to comply with certain requirements of the Securities and Exchange Commission.

2. Summary of significant accounting policies and nature of operations

Accounting method

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Accounts receivable

Accounts receivable represents unbilled hotel guest charges for guests staying at the hotel as of the end of the year and corporate account customer charges from various times throughout the year. The Partnership estimates an allowance for doubtful accounts based on historical activity. As of December 31, 2007 and 2006, the allowance for doubtful accounts was $868 and $-0-, respectively.

Advertising costs

Advertising costs are expensed when incurred. Advertising expense for the years ended December 31, 2007 and 2006, was $41,250 and $-0-, respectively, which is included in marketing and advertising expense in the accompanying statements of operations.

Allocation

Income, loss and cash flow are allocated in accordance with the terms of the Partnership Agreement.

Cash and cash equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with original maturities of three months or less at the date of the acquisition.

Concentration of credit risk

The Partnership deposits its cash in financial institutions. At times, the account balances may exceed the institution’s federally insured limits. The Partnership has not experienced any losses in such accounts.

Deferred charges

Capitalized loan costs are amortized on the straight-line method over the life of the mortgage. The license fee is amortized over the life of the agreement. Amortization expense for the years ended December 31, 2007 and 2006, was $30,471 and $-0-, respectively. During 2007 and 2006, $40,954 and $70,207, respectively, of amortization on loan costs was capitalized to building and improvements.

	2007	2006
Capitalized loan costs	$351,034	$351,034
License fee	58,455	58,455

	409,489	409,489
Less: accumulated amortization	(141,632)	(70,207)

Deferred charges, net	$267,857	$339,282

Economic concentrations

The Partnership operates one hotel in Lewisville, Texas. Future operations could be affected by changes in economic or other conditions in that geographical area or by changes in the travel and tourism industry.

Impairment of long-lived assets

The Partnership reviews its long-lived assets for impairment whenever events or changes in the circumstances indicate that the carrying value may not be recoverable. Recoverability is measured by a comparison of the carrying amount to the future net undiscounted cash flow expected to be generated and any estimated proceeds from the eventual disposition. If the long-lived assets are considered to be impaired, the impairment to be recognized is measured at the amount the asset exceeds the fair value as determined from an appraisal, discounted cash flows analysis, or other valuation technique. There were no impairment losses recognized during 2007 and 2006.

Income taxes

The Partnership is not taxed directly on its income, rather the respective items of income or expense are reported by the partners on their individual returns; therefore, no provision for income taxes is provided for in these financial statements.

Organizational and start-up costs

Organizational and start up costs are expensed in the year incurred.

Property and equipment (continued)

Property and equipment are recorded at cost. Depreciation is computed on the straight-line basis and other accelerated methods over the estimated useful lives as follows:

Building and improvements	15 to 39 years
Furniture, fixtures and equipment	5 to 7 years

Furniture, fixtures and equipment consist primarily of room furniture, fixtures, kitchen equipment, computer equipment, and operating equipment. Operating equipment consists of primarily of china, glassware, silverware, pots and pans, and linen.

Depreciation expense for the years ended December 31, 2007 and 2006, was $677,101 and $-0-, respectively.

Maintenance and repairs are charged against income as incurred and major improvements that significantly extend the useful life of property and equipment are capitalized.

Costs directly associated with the acquisition, development, and construction of the Hotel are capitalized. Such costs include interest, property taxes, insurance, pre-acquisition expenditures, and other direct costs incurred during the construction period.

Revenue recognition

For financial reporting, the Partnership recognizes income on the accrual method of accounting. Under this method, revenue is recognized when services are performed. Revenue from advanced deposits are deferred and included in income when the services to which they relate are delivered.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3. Mortgage payable

In November 2005, the Partnership entered into a construction loan agreement with Stillwater National Bank and Trust Company. Interest only was payable on the note through November 2007. The note was amended and restated to a mortgage note payable on November 28, 2007. The note is payable in monthly installments of principal and interest based on a 300 month amortization. The note is guaranteed by the General Partners and their individual managing members. The balance of the mortgage note at December 31, 2007 and 2006 was $16,860,072 and $6,448,335, respectively. The terms of the note are as follows:

Original amount	$16,926,400
Amended amount	$16,893,173
Amended maturity date	November 2010
Interest rate	(1)
Current monthly payment	$113,000

(1)	Interest was based on a variable rate equal to the Prime Rate plus 1% per annum, (8.25% and 9.25% at December 31, 2007 and 2006, respectively). Commencing on December 28, 2007, interest will be payable at the greater of the Prime Rate or 6.25%.

The annual principal payment requirements are as follows:

2008	$136,500
2009	143,700
2010	16,579,872

$16,860,072

4. Notes payable

City of Lewisville

In April 2005, the Partnership entered into a Deed of Trust note with The City of Lewisville in the principal amount of $3,750,000. The note is non-interest bearing through its maturity. A principal installment of $1,750,000 is due on the later of December 31, 2012 or six years after the issuance of a Certificate of Occupancy of the Hotel. The remaining principal is due on the note’s maturity date which is the later of December 31, 2016 or nine years after the issuance of a Certificate of Occupancy of the Hotel. The note is secured by the personal guarantees of the General Partners. The balance of the note at December 31, 2007 and 2006 was $3,750,000.

Capital One

In July 2007, the Partnership entered into loan agreement with Capital One, N.A (the “Lender”) for the purchase of a vehicle. The note is payable in 48 monthly installments of principal and interest. The note is secured by such vehicle and the personal guarantees of the General Partners and their individual members. The balance of the note at December 31, 2007 was $30,471. The terms of the note are as follows:

Original amount	$33,498
Maturity date	August 2011
Interest rate	8.29%
Current monthly payment	$829

The annual principal payment requirements on the notes payable are as follows:

2008	$7,800
2009	8,400
2010	9,100
2011	5,171
2012	1,750,000
Thereafter	2,000,000

$3,780,471

5. Line of credit agreement

During 2007, the Partnership entered into a line of credit agreement with Capital One Bank in the amount of $300,000 which bears interest at Prime (7.25% at December 31, 2007). The balance as of December 31, 2007 was $254,538.

6. Leases payable

During 2007, the Partnership entered into two financing lease agreements for equipment totaling $465,339. The equipment has been capitalized and is being depreciated in accordance with the Partnership’s depreciation policy. The leases require 58 monthly payments of $10,061, which include interest imputed at 10.75%. Lease payments commence October 2007. The balance of the leases payable as December 31, 2007 was $435,345. Interest expense under the leases totaled $20,311 during 2007.

Future minimum lease payments on the capital leases as of December 31, 2007 are as follows:

2008	$120,700
2009	120,700
2010	120,700
2011	120,700
2012	90,500

$573,300
Less amount representing interest	137,955

Present value of minimum lease payments	$435,345

7. Related party transactions

Developer fee

The General Partner is entitled to a fee of $150,000 for services rendered in structuring, negotiating and developing the project. During 2007, the fee was paid. The fee has been capitalized into the cost of the building.

Management fee

The Partnership has contracted with a related party corporation, Gateway Hospitality Group, Inc., an affiliate of the General Partner, to provide management services for a fee of 3% of revenue. The Partnership is also required to pay a year end performance bonus not greater than 0.5% of revenue. There has been no year end performance fee bonus paid or accrued for the years ended December 31, 2007 and 2006. Total management fees of $52,090 and $-0- have been expensed for 2007 and 2006, respectively, under the above-mentioned management contract with $52,090 and $-0- included in accrued expenses at December 31, 2007 and 2006, respectively.

Technical service fee

The Partnership has contracted with a related Corporation, Gateway Hospitality Group, Inc., an affiliate of the General Partner, to provide technical services for a fee of $150,000. During 2007, the fee was paid. The fee has been capitalized into the cost of the building.

8. Rental under operating lease

The operations of the Partnership include leasing of the Hotel’s Conference Center to The City of Lewisville, Texas, under a Lease and Management Agreement. The lease is an operating lease expiring December 31, 2023.

The Partnership is entitled to monthly Management Fees, as defined in the Lease and Management Agreement, commencing on the date of Certificate of Occupancy and continuing for a period of 15 years. The Management Fee shall be equal to 100% of the Hotel’s monthly Occupancy Tax, as defined in the Lease and Management Agreement, not to exceed the following amounts:

Lease Year	Amount
1 through 10	$300,000
11	$250,000
12	$200,000
13	$150,000
14	$100,000
15	$50,000

9. License agreement

The Partnership entered into a 20-year license agreement in July 2005 with Hilton Inns, Inc., which commenced in July 2007. The agreement allows the Partnership to operate the hotel under the Hilton Garden Inn name. The Partnership paid a $58,455 license fee, which is capitalized and amortized over the life of the agreement. The agreement requires the payment of a monthly franchise fee of 4% for the first two years and 5% thereafter, of gross room revenues, as defined in the license agreement. The agreement also requires the payment of a monthly program fee of 4.3% of gross room revenues, as defined in the license agreement. The monthly program fee is subject to change, however, increases will not exceed 1% in any calendar year and cumulative increases will not exceed 5% of gross room revenues. For the years ended December 31, 2007 and 2006, franchise fees amounted to $48,147 and $-0-, respectively. Program fees for the years ended December 31, 2007 and 2006, amounted to $48,134 and $-0-, respectively, and were included in rooms expense and marketing and advertising on the accompanying statements of operations.

10. Real estate tax abatements

During 2005, Second Century Investments, an affiliate of the general partners, entered into a property tax abatement agreement with the City of Lewisville for the Hotel property, as defined in the agreement. The abatement commences on the date a Certificate of Occupancy is obtained and will continue for a period of 10 years. The abatement will be as follows:

Abatement Year
1 through 3	100%
4 through 5	85%
6 through 7	75%
8	70%
9	55%
10	50%

During 2005, the Partnership entered into a property tax abatement agreement with the County of Denton for the Hotel property, as defined in the agreement. The abatement commences on the date a Certificate of Occupancy is obtained. The tax rebate shall be 30% for five years in each year of the tax rebate period.

SCI LEWISVILLE HOTEL, LTD.

BALANCE SHEETS (UNAUDITED)

June 30, 2008 and 2007

	2008	2007
ASSETS

PROPERTY AND EQUIPMENT
Land and improvements	$3,031,207	$2,984,000
Building and improvements	14,515,236	—
Furniture, fixtures and equipment	3,631,449	—
Construction in progress	—	15,402,594

	21,177,892	18,386,594
Less accumulated depreciation	(1,325,101)	—

	19,852,791	18,386,594

OTHER ASSETS
Cash and cash equivalents:	183,040	181,198
Accounts receivable, net	121,702	—
Prepaid expenses	49,918	—
Deferred charges, net	231,292	304,178

Total other assets	585,952	485,376

TOTAL ASSETS	$20,438,743	$18,871,970

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable:
Trade	$137,168	$3,975
Construction	—	1,356,039
Accrued expenses:
Operating expenses	187,085	1,188
Real estate and other taxes	139,998	—
Management fees	112,765	—
Sales and occupancy taxes	62,606	—
Advance deposits	130,830	29,925
Leases payable	397,541	—
Notes payable	3,776,698	3,750,000
Mortgage note payable	16,653,603	13,666,987

Total liabilities	21,598,294	18,808,114
PARTNERS’ CAPITAL	(1,159,551)	63,856

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$20,438,743	$18,871,970

SCI LEWISVILLE HOTEL, LTD.

STATEMENTS OF OPERATIONS (UNAUDITED)

For the six months ended June 30, 2008 and 2007

	2008	2007
REVENUES
Rooms	$2,207,792	$—
Food and beverage	814,619	—
Telephone	2,035	—
Ancillary income	113,951	—

	3,138,397	—

DEPARTMENTAL EXPENSES
Rooms	443,271	—
Food and beverage	469,903	—
Telephone	23,550	—
Ancillary services	69,673	—

	1,006,397	—

DEPARTMENTAL INCOME	2,132,000	—

UNDISTRIBUTED OPERATING EXPENSES
Marketing and advertising	304,784	—
General and administrative	268,028	—
Energy costs	167,604	—
Repairs and maintenance	127,307	—
Franchise fees	88,949	—
Management fees	109,899	—

	1,066,571	—

OPERATING INCOME	1,065,429	—

FIXED EXPENSES
Insurance	4,608	—
Property and other taxes	167,631	—
Interest	561,073	—
Depreciation and amortization	684,565	—

	1,417,877	—

LOSS BEFORE OTHER INCOME (EXPENSE)	(352,448)	—

OTHER INCOME (EXPENSE)
Function space rent	153,991	—
Organization and start up costs	—	(146,643)
Partnership expense	(10,366)	(1,550)

	143,625	(148,193)

NET LOSS	$(208,823)	$(148,193)

SCI LEWISVILLE HOTEL, LTD.

STATEMENTS OF CASH FLOWS (UNAUDITED)

For the six months ended June 30, 2008 and 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(208,823)	$(148,193)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	684,565	—
Changes in operating assets and liabilities:
Decrease in accounts receivable, net	9,451	—
Decrease in prepaid expenses	912	—
(Decrease) increase in accounts payable—trade	(179,723)	3,975
Increase (decrease) in accrued expenses	61,918	(5,439)
Increase in advance deposits	61,968	29,925

Total adjustments	639,091	28,461

Net cash provided by (used in) operating activities	430,268	(119,732)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(93,156)	(6,954,709)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on line of credit	(254,538)	—
Principal payments on leases payable	(37,804)	—
Payments on notes payable	(3,773)	—
Proceeds from mortgage note payable	—	7,218,652
Payments on mortgage note payable	(206,469)	—
Contributions from partners	300,000	—

Net cash (used in) provided by financing activities	(202,584)	7,218,652

NET INCREASE IN CASH AND CASH EQUIVALENTS	134,528	144,211
CASH AND CASH EQUIVALENTS—BEGINNING OF PERIOD	48,512	36,987

CASH AND CASH EQUIVALENTS—END OF PERIOD	$183,040	$181,198

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest—expensed	$561,073	$—
Interest—capitalized	—	461,150

Total	$561,073	$461,150

Supplemental disclosure of non-cash investing activities:
Purchase of property and equipment is shown net of accounts payable—construction	$—	$1,335,058

Increase in property and equipment from capitalized amortization expense	$—	$105,311

INDEPENDENT AUDITORS’ REPORT

To the Partners of

SCI Duncanville Hotel, Ltd.

Duncanville, Texas

We have audited the accompanying balance sheets of SCI Duncanville Hotel, Ltd. as of December 31, 2007 and 2006, and the related statements of operations, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SCI Duncanville Hotel, Ltd. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Novogradac & Company LLP

Cleveland, Ohio

September 23, 2008

SCI DUNCANVILLE HOTEL, LTD.

BALANCE SHEETS

December 31, 2007 and 2006

	2007	2006
ASSETS
PROPERTY AND EQUIPMENT
Land and improvements	$127,868	$127,868
Building and improvements	10,696,694	10,668,978
Furniture, fixtures and equipment	2,579,115	2,525,958

	13,403,677	13,322,804
Less accumulated depreciation	(2,086,136)	(1,348,155)

	11,317,541	11,974,649
OTHER ASSETS
Cash and cash equivalents:
Operations	836,347	1,116,775
Reserve for furniture, fixtures and equipment	311,264	118,403
Insurance escrow	1,804	—
Accounts receivable	144,204	61,656
Prepaid expenses	67,231	93,954
Deferred charges, net	262,403	226,006

Total other assets	1,623,253	1,616,794

TOTAL ASSETS	$12,940,794	$13,591,443

LIABILITIES AND PARTNERS’ CAPITAL
LIABILITIES
Accounts payable—trade	$35,310	$102,647
Accrued expenses:
Interest	48,386	22,666
Operating expenses	210,305	174,925
Real estate and other taxes	—	234,149
Sales and occupancy taxes	37,056	39,694
Developer fee	—	500,000
Technical service fee	—	75,000
Deposits	42,410	49,330
Note payable	—	142,987
Mortgage note payable	14,106,669	10,961,641

Total liabilities	14,480,136	12,303,039
PARTNERS’ CAPITAL	(1,539,342)	1,288,404

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$12,940,794	$13,591,443

The accompanying notes are an integral part of these financial statements.

SCI DUNCANVILLE HOTEL, LTD.

STATEMENTS OF OPERATIONS

For the years ended December 31, 2007 and 2006

	2007	2006
REVENUES
Rooms	$3,805,876	$3,400,914
Food and beverage	1,436,914	1,292,468
Telephone	11,704	11,749
Ancillary income	179,261	146,801

	5,433,755	4,851,932

DEPARTMENTAL EXPENSES
Rooms	789,225	745,605
Food and beverage	789,260	709,285
Telephone	28,381	29,533
Ancillary services	123,113	90,714

	1,729,979	1,575,137

DEPARTMENTAL INCOME	3,703,776	3,276,795

UNDISTRIBUTED OPERATING EXPENSES
Marketing and advertising	488,482	450,518
General and administrative	407,744	352,958
Energy costs	274,796	312,904
Repairs and maintenance	309,432	221,031
Franchise fees	162,928	136,504
Management fees	271,681	242,544

	1,915,063	1,716,459

OPERATING INCOME	1,788,713	1,560,336

FIXED EXPENSES
Property insurance	23,133	23,386
Property and other taxes	234,451	249,288
Interest	1,090,988	814,708
Depreciation and amortization	931,623	949,686

	2,280,195	2,037,068

LOSS BEFORE OTHER INCOME (EXPENSE)	(491,482)	(476,732)

OTHER INCOME (EXPENSE)
Interest	37,637	20,903
Other income	875	1,958
Function space rent	260,248	222,065
Partnership	(18,046)	(5,494)

	280,714	239,432

NET LOSS	$(210,768)	$(237,300)

The accompanying notes are an integral part of these financial statements.

SCI DUNCANVILLE HOTEL, LTD.

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

For the years ended December 31, 2007 and 2006

BALANCE—JANUARY 1, 2006	$1,525,704
Net loss	(237,300)

BALANCE—DECEMBER 31, 2006	1,288,404
Distributions	(2,616,978)
Net loss	(210,768)

BALANCE—DECEMBER 31, 2007	$(1,539,342)

The accompanying notes are an integral part of these financial statements.

SCI DUNCANVILLE HOTEL, LTD.

STATEMENTS OF CASH FLOWS

For the years ended December 31, 2007 and 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(210,768)	$(237,300)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	931,623	949,686
Changes in operating assets and liabilities:
Increase in accounts receivable, net	(82,548)	(5,629)
(Increase) decrease in prepaid expenses	26,723	(28,623)
(Decrease) increase in accounts payable—trade	(67,337)	44,446
(Decrease) increase in accrued expenses	(750,687)	219,825
Decrease in deposits	(6,920)	(20,125)

Total adjustments	50,854	1,159,580

Net cash provided by operating activities	(159,914)	922,280
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(80,873)	(121,272)
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of accounts payable—construction	—	(517,454)
Payment of deferred charges	(230,039)	—
Payments on note payable	(142,987)	(34,734)
Proceeds from mortgage note payable	14,200,000	327,118
Payments on mortgage note payable	(11,054,972)	—
Distributions	(2,616,978)	—

Net cash provided by (used in) financing activities	155,024	(225,070)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(85,763)	575,938
CASH AND CASH EQUIVALENTS—BEGINNING OF YEAR	1,235,178	659,240

CASH AND CASH EQUIVALENTS—END OF YEAR	1,149,415	1,235,178
LESS RESTRICTED CASH AND CASH EQUIVALENTS
Reserve for furniture, fixtures and equipment	(311,264)	(118,403)
Insurance escrow	(1,804)	—

Total restricted cash and cash equivalents	(313,068)	(118,403)

UNRESTRICTED CASH AND CASH EQUIVALENTS—END OF YEAR	$836,347	$1,116,775

The accompanying notes are an integral part of these financial statements.

SCI DUNCANVILLE HOTEL, LTD.

STATEMENTS OF CASH FLOWS (CONTINUED)

For the years ended December 31, 2007 and 2006

	2007	2006
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,065,268	$813,310

Supplemental disclosure of non-cash financing activities:
Write off of deferred costs	$229,051	$—

The accompanying notes are an integral part of these financial statements.

SCI DUNCANVILLE HOTEL, LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006

1. General

SCI Duncanville, Ltd. (the “Partnership”), a Texas limited partnership, was formed in September 2005 to own and operate a hotel under the franchise of Hilton Hotel. The 142-room Hilton Garden Inn Hotel (the “Hotel”) located in Duncanville, Texas, began operations in September 2005.

On August 1, 2008, Apple Nine Hospitality Ownership, Inc., a Virginia corporation, entered into a contract with SCI Duncanville, Ltd. to acquire the Hotel.

The accompanying financial statements have been prepared for the purpose of enabling Apple Nine Hospitality Ownership, Inc. to comply with certain requirements of the Securities and Exchange Commission.

2. Summary of significant accounting policies and nature of operations

Accounting method

The Partnership prepares its financial statements on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America.

Accounts receivable

Accounts receivable represents unbilled hotel guest charges for guests staying at the hotel as of the end of the year and corporate account customer charges from various times throughout the year. The Partnership estimates an allowance for doubtful accounts based on historical activity. As of December 31, 2007 and 2006, the allowance for doubtful accounts was $2,709 and $8,703, respectively.

Advertising costs

Advertising costs are expensed when incurred. Advertising expense for the years ended December 31, 2007 and 2006, was $98,140 and $113,581, respectively, which is included in marketing and advertising expense in the accompanying statements of operations.

Allocation

Income, loss and cash flow are allocated in accordance with the terms of the Partnership Agreement.

Cash and cash equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with original maturities of three months or less at the date of acquisition.

Concentration of credit risk

The Partnership deposits its cash in financial institutions. At times, the account balances may exceed the institution’s federally insured limits. The Partnership has not experienced any losses in such accounts.

Deferred charges

Capitalized loan costs are amortized on the straight-line method over the life of the mortgage. The license fee is amortized over the life of the agreement. Amortization expense for the years ended December 31, 2007 and 2006, was $37,123 and $48,510, respectively.

	2007	2006
Capitalized loan costs	$230,039	$229,051
License fee	54,000	54,000

	284,039	283,051
Less: accumulated amortization	(21,636)	(57,045)

Deferred charges, net	$262,403	$226,006

Economic concentrations

The Partnership operates one hotel in Duncanville, Texas. Future operations could be affected by changes in economic or other conditions in that geographical area or by changes in the travel and tourism industry.

Impairment of long-lived assets

The Partnership reviews its long-lived assets for impairment whenever events or changes in the circumstances indicate that the carrying value may not be recoverable. Recoverability is measured by a comparison of the carrying amount to the future net undiscounted cash flow expected to be generated and any estimated proceeds from the eventual disposition. If the long-lived assets are considered to be impaired, the impairment to be recognized is measured at the amount the asset exceeds the fair value as determined from an appraisal, discounted cash flows analysis, or other valuation technique. There were no impairment losses recognized during 2007 and 2006.

Income taxes

The Partnership is not taxed directly on its income, rather the respective items of income or expense are reported by the partners on their individual returns; therefore, no provision for income taxes is provided for in these financial statements.

Organizational and start-up costs

Organizational and start-up costs are expensed in the year incurred.

Property and equipment

Property and equipment are recorded at cost. Depreciation is computed on the straight-line basis and other accelerated methods over the estimated useful lives as follows:

Building and improvements	15 to 39 years
Furniture, fixtures and equipment	5 to 7 years

Furniture, fixtures and equipment consist primarily of room furniture, fixtures, kitchen equipment, computer equipment, and operating equipment. Operating equipment consists of primarily of china, glassware, silverware, pots and pans, and linen.

Depreciation expense for the years ended December 31, 2007 and 2006, was $737,981 and $901,176, respectively.

Maintenance and repairs are charged against income as incurred and major improvements that significantly extend the useful life of property and equipment are capitalized.

Costs directly associated with the acquisition, development, and construction of the Hotel are capitalized. Such costs include interest, property taxes, insurance, pre-acquisition expenditures, and other direct costs incurred during the construction period.

Revenue recognition

For financial reporting, the Partnership recognizes income on the accrual method of accounting. Under this method, revenue is recognized when services are performed. Revenue from advance deposits are deferred and included in income when the services to which they relate are delivered.

Restricted cash

Pursuant to the note agreements, the Partnership is required to maintain certain cash reserves for the replacement of and additions to furniture, fixtures and equipment and an insurance escrow. The unexpended reserve, classified as reserve for furniture, fixtures and equipment on the accompanying balance sheets, totaled $141,041 and $-0- as of December 31, 2007 and 2006, respectively. The insurance escrow on the accompanying balance sheets totaled $1,804 and $-0- as of December 31, 2007 and 2006, respectively. In addition, management maintains an additional reserve for the future replacement of furniture, fixtures and equipment, the balance of which was $170,223 and $118,403, as of December 31, 2007 and 2006, respectively and is included in the reserve for furniture, fixtures and equipment on the accompanying balance sheets.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3. Mortgage note payable

In June 2004, the Partnership entered into first and second mortgage note agreements for $10,865,095 and $120,000, respectively with Town North Bank, N.A. In December 2005, the Partnership entered into Loan Renewal, Extension and Modification Agreements whereby the terms of each note were modified. The notes were secured by a first mortgage, the assignment of revenues and the personal guarantee of an affiliate of certain members of the General Partner.

The terms of the modified agreements were as follows:

Original amount	$10,985,095
Original date	December 2005
Maturity date	December 2009
Interest rate		(1)
Current monthly payment	Interest only	(1)
Balance at December 31, 2006	$10,961,641

(1)

Commencing on December 22, 2005 until December 22, 2006, the loan required monthly payments of interest only on the outstanding unpaid principal balance at a 7.25% annual rate. Thereafter, the loans are payable in monthly installments of principal and interest based on a twenty year amortization schedule. The interest rate on the loans was equal to a fixed rate of prime and determined on each anniversary date of the agreement for the subsequent twelve month period. On December 22, 2006, the interest rate was adjusted to 8.25%.

On May 1, 2007, the Partnership obtained a new mortgage from Nomura Credit & Capital, Inc. in the amount of $14,200,000, whose proceeds were used to pay the Partnership’s original first and second mortgage loans with Town North Bank, N.A. The note is secured by a first mortgage, the assignment of leases and rents, the Cash Management Agreement and required reserves as defined in the loan agreement.

The terms of the mortgage note is as follows:

Original amount	$14,200,000
Original date	May 2007
Maturity date	May 2017
Interest rate	5.88%
Current monthly payment	$84,044
Balance at December 31, 2007	$14,106,669

The annual principal payment requirement for the next five years is as follows:

2008	$169,800
2009	182,600
2010	193,800
2011	205,700
2012	21,600
Thereafter	13,333,169

$14,106,669

4. Note payable

The Partnership entered into a loan agreement with Town North Bank, N.A in June 2004. The note was secured by a personal property and the personal guarantee of an affiliate of certain members of the General Partner. The note was repaid in 2007 with the proceeds of the mortgage note with Nomura Credit & Capital, Inc. The balance of the note as of December 31, 2007 and 2006 was $-0- and $142,987, respectively. The terms of the note were as follows:

Original amount	$194,643
Original date	June 2005
Maturity date	July 2010
Interest rate	7.25%
Current monthly payment	$3,887

5. Related party transactions

Developer fee

The General Partner and Second Century Investments, an affiliate of the General Partner, is to be paid a fee of $600,000 for services rendered in structuring, negotiating and developing the project. The Partnership paid $100,000 of the fee during construction. The balance of the fee is payable to the General Partner and Second

Century Investments from sale or refinancing proceeds. Included in accrued expenses on the accompanying balance sheets as of December 31, 2007 and 2006 was $-0- and $500,000, respectively. During 2007, the balance of the fee of $500,000 was paid with the proceeds of the mortgage note with Nomura Credit & Capital, Inc. The fee has been capitalized into the cost of the building.

Management fee

The Partnership has contracted with a related corporation, Gateway Hospitality Group, Inc., an affiliate of the General Partner, to provide management services for a fee of 4% of revenue. In addition, an affiliate of the General Partner is paid 1% of revenue for management services. Total management fees of $271,681 and $242,544 have been expensed for 2007 and 2006, respectively, under the above-mentioned management contract.

Technical service fee

The partnership has contracted with a related corporation, Gateway Hospitality Group, Inc., an affiliate of the General Partner, to provide technical services for a fee of $150,000. Included in accrued expenses at December 31, 2007 and 2006 is $-0- and $75,000, respectively, of the unpaid balance of this fee. The fee has been capitalized to the cost of the building.

Rental under operating lease

The operations of the Partnership include leasing of the Hotel’s Conference Center to the City of Duncanville, Texas, under a Function Space License Agreement. The lease is an operating lease expiring August 2015. Terms of the lease require monthly rent equal to 100% of the Hotel Occupancy Tax throughout the lease term.

6. License agreement

The Partnership entered into a 20-year license agreement in June 2003 with Hiltons Inns, Inc., which commenced in September 2005. The agreement allows the Partnership to operate the hotel under the Hilton Garden Inn name. The Partnership paid a $54,000 license fee, which is capitalized and amortized over the life of the agreement. The agreement requires the payment of a monthly franchise fee and a monthly program fee of 4% and 4.3%, respectively, of gross room revenues, as defined in the license agreement. The monthly program fee is subject to change, however, increases will not exceed 5% of gross room revenues. For the years ended December 31, 2007 and 2006, franchise fees totaled $162,928 and $136,504, respectively. Program fees of $162,843 and $147,106 were incurred during 2007 and 2006, respectively. Program fees are included in rooms expense and marketing and advertising on the accompanying statements of operations.

7. Retirement plan

The Partnership maintains a 401(k) retirement plan for its employees. There were no partnership contributions made to this plan for the year ended December 31, 2007 and 2006.

8. Contingencies

Second Century Investment (“SCI”), an affiliate of the General Partner, entered into an agreement with Duncanville Community and Economic Development Corporation (“DCEDC”) whereby DCEDC will receive a payment of 10% of the net proceeds of a sale, refinancing or exchange as defined in the Net Proceeds Agreement as additional consideration for the sale of the property by DCEDC to SCI. There were no payments required under this agreement in during 2007 and 2006.

SCI DUNCANVILLE HOTEL, LTD.

BALANCE SHEETS (UNAUDITED)

June 30, 2008 and 2007

	2008	2007
ASSETS

PROPERTY AND EQUIPMENT
Land and improvements	$127,868	$127,868
Building and improvements	10,696,694	10,674,373
Furniture, fixtures and equipment	2,612,114	2,539,735

	13,436,676	13,341,976
Less accumulated depreciation	(2,396,336)	(1,720,155)

	11,040,340	11,621,821

OTHER ASSETS
Cash and cash equivalents:
Operations	451,334	721,897
Reserve for furniture, fixtures and equipment	230,513	202,392
Insurance escrow	175,332	156,001
Accounts receivable:
Trade, net	95,302	78,132
Related parties	301,961	—
Prepaid expenses	75,437	88,804
Deferred charges, net	249,374	275,256

Total other assets	1,579,253	1,522,482

TOTAL ASSETS	$12,619,593	$13,144,303

LIABILITIES AND PARTNERS’ CAPITAL

LIABILITIES
Accounts payable	$53,192	$44,418
Accrued expenses:
Interest	48,386	—
Operating expenses	219,330	193,278
Real estate and other taxes	115,878	112,500
Sales and occupancy taxes	51,723	54,657
Advance deposits	73,472	60,745
Mortgage note payable	14,023,026	14,187,856

Total liabilities	14,585,007	14,653,454
PARTNERS’ CAPITAL	(1,965,414)	(1,509,151)

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$12,619,593	$13,144,303

SCI DUNCANVILLE HOTEL, LTD.

STATEMENTS OF OPERATIONS (UNAUDITED)

For the six months ended June 30, 2008 and 2007

	2008	2007
REVENUES
Rooms	$2,197,898	$1,958,925
Food and beverage	655,533	733,982
Telephone	6,657	6,638
Ancillary income	87,803	91,291

	2,947,891	2,790,836

DEPARTMENTAL EXPENSES
Rooms	443,449	407,526
Food and beverage	365,052	384,045
Telephone	14,713	14,524
Ancillary services	60,497	60,073

	883,711	866,168

DEPARTMENTAL INCOME	2,064,180	1,924,668

UNDISTRIBUTED OPERATING EXPENSES
Marketing and advertising	271,177	233,933
General and administrative	205,312	197,864
Energy costs	152,814	128,827
Repairs and maintenance	173,363	145,261
Franchise fees	113,073	78,844
Management fees	147,395	139,541

	1,063,134	924,270

OPERATING INCOME	1,001,046	1,000,398

FIXED EXPENSES
Insurance	10,984	11,761
Property and other taxes	175,141	140,518
Interest	420,619	619,526
Depreciation and amortization	323,229	552,789

	929,973	1,324,594

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)	71,073	(324,196)

OTHER INCOME (EXPENSE)
Interest	7,355	20,348
Other income	—	875
Function space rent	146,975	134,016
Partnership expenses	(1,475)	(11,620)

	152,855	143,619

NET INCOME (LOSS)	$223,928	$(180,577)

SCI DUNCANVILLE HOTEL, LTD.

STATEMENTS OF CASH FLOWS (UNAUDITED)

For the six months ended June 30, 2008 and 2007

	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$223,928	$(180,577)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	323,229	552,789
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable - trade, net	48,902	(16,476)
(Increase) decrease in prepaid expenses	(8,206)	5,150
Increase (decrease) in accounts payable	17,882	(58,229)
Increase (decrease) in accrued expenses	139,570	(110,999)
Increase in advance deposits	31,062	11,415

Total adjustments	552,439	383,650

Net cash provided by operating activities	776,367	203,073
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(32,999)	(594,172)
Increase in accounts receivable - related parties	(301,961)	—

Net cash used in investing activities	(334,960)	(594,172)
CASH FLOWS FROM FINANCING ACTIVITIES
Payment of deferred charges	—	(230,039)
Payments on note payable	—	(142,987)
Proceeds from mortgage note payable	—	14,200,000
Payments on mortgage note payable	(83,643)	(10,973,785)
Distributions to partners	(650,000)	(2,616,978)

Net cash (used in) provided by financing activities	(733,643)	236,211

NET DECREASE IN CASH AND CASH EQUIVALENTS	(292,236)	(154,888)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	1,149,415	1,235,178

CASH AND CASH EQUIVALENTS - END OF PERIOD	857,179	1,080,290

LESS RESTRICTED CASH AND CASH EQUIVALENTS
Reserve for furniture, fixtures and equipment	(230,513)	(202,392)
Insurance escrow	(175,332)	(156,001)

Total restricted cash and cash equivalents	(405,845)	(358,393)

UNRESTRICTED CASH AND CASH EQUIVALENTS - END OF PERIOD	$451,334	$721,897

Supplemental disclosure of cash flow information:
Cash paid for interest	$420,619	$642,192

Supplemental disclosure of non-cash financing activities:
Write off of deferred costs	$—	$229,051

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Tucson, AZ	$18.4	July 31, 2008
Homewood Suites	Charlotte, NC	5.7	September 24, 2008
Courtyard	Santa Clarita, CA	22.7	September 24, 2008
Hampton Inn & Suites	Allen, TX	12.5	September 26, 2008
Hilton Garden Inn	Twinsburg, OH	17.8	October 6, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008

	Total	$124.6

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, McKibbon Hotel Group, Inc. and Gateway Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Nine, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Nine, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2008, nor does it purport to represent the future financial position of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of June 30, 2008 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$—	$127,853	(A)	$127,853
Cash and cash equivalents	162,579	(109,641	)(C)	52,938
Other assets, net	242	—		242

Total Assets	$162,821	$18,212		$181,033

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$—	$13,966		$13,966
Accounts payable and accrued expenses	51	4,246	(B)	4,297

Total Liabilities	51	18,212		18,263

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	163,359	—		163,359
Distributions greater than net income	(637)	—		(637)

Total Shareholders’ Equity	162,770	—		162,770

Total Liabilities and Shareholders’ Equity	$162,821	$18,212		$181,033

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 7 properties that have been purchased after June 30, 2008 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Tucson, AZ Hilton Garden Inn	Charlotte, NC Homewood Suites	Santa Clarita, CA Courtyard	Allen, TX Hampton Inn & Suites	Twinsburg, OH Hilton Garden Inn	Duncanville, TX Hilton Garden Inn	Lewisville, TX Hilton Garden Inn	Total Combined
Purchase price per contract	$18,375	$5,750	$22,700	$12,500	$17,792	$19,500	$28,000	$124,617
Other closing and capitalized costs (credits) incurred	131	92	73	112	143	98	94	743
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	368	115	454	250	356	390	560	2,493

Investment in hotel properties	18,874	5,957	23,227	12,862	18,291	19,988	28,654	127,853	(A)

Net other assets/(liabilities) assumed	(5)	54	(35)	(136)	(167)	(13,966)	(3,957)	(18,212	)(B)

Total purchase price	$18,869	$6,011	$23,192	$12,726	$18,124	$6,022	$24,697	$109,641	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotel including, mortgages payable, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Nine, Inc.

Pro Forma Condensed Consolidated Statements of Operations (unaudited)

For the year ended December 31, 2007 and six months ended June 30, 2008

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Hilton Garden Inn	Tucson, AZ	$18.4	July 31, 2008
Homewood Suites	Charlotte, NC	5.7	September 24, 2008
Courtyard	Santa Clarita, CA	22.7	September 24, 2008
Hampton Inn & Suites	Allen, TX	12.5	September 26, 2008
Hilton Garden Inn	Twinsburg, OH	17.8	October 6, 2008
Hilton Garden Inn	Lewisville, TX	28.0	October 16, 2008
Hilton Garden Inn	Duncanville, TX	19.5	October 21, 2008

	Total	$124.6

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Texas Western Management Partners, L.P., Dimension Development Company, McKibbon Hotel Group, Inc. and Gateway Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statements of Operations of Apple REIT Nine, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Nine, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2007, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Nine, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels, as included in this document.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the six months ended June 30, 2008

(In thousands, except per share data)

	Company Historical Statement of Operations	Tucson, AZ Hilton Garden Inn (A)	Charlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$944	$1,026	$1,759	$1,604	$1,794	$2,198	$2,208	$—		$11,533
Other revenue	—	158	19	217	55	731	897	1,084	—		3,161

Total revenue	—	1,102	1,045	1,976	1,659	2,525	3,095	3,292	—		14,694

Expenses:
Operating expenses	—	356	646	811	690	1,330	1,482	1,606	—		6,921
General and administrative	111	364	207	373	115	199	205	268	500	(B)	2,342
Management and franchise fees	—	111	93	176	114	216	260	199	—		1,169
Taxes, insurance and other	—	76	60	159	131	144	186	172	—		928
Depreciation of real estate owned	—	275	238	546	266	234	323	685	(2,567	)(C)	1,867
									1,867	(D)
Interest, net	(385)	284	623	556	282	306	415	571	(2,177	)(E)	475

Total expenses	(274)	1,466	1,867	2,621	1,598	2,429	2,871	3,501	(2,377)		13,702
Gain on debt cancellation	—	—	(1,711)	—	—	—	—	—	1,711	(E)	—
Income tax expense	—	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$274	$(364)	$889	$(645)	$61	$96	$224	$(209)	$666		$992

Basic and diluted earnings per common share	$0.09										$0.09

Weighted average common shares outstanding—basic and diluted	3,196								8,128	(F)	11,324

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Company Historical Statement of Operations	Charlotte Lakeside Hotel, L.P. Charlotte, NC Homewood Suites (A)	Santa Clarita, CA Courtyard (A)	Allen Stacy Hotel, Ltd. Allen, TX Hampton Inn & Suites (A)	RSV Twinsburg Hotel, Ltd. Twinsburg, OH Hilton Garden Inn (A)	SCI Duncanville Hotel, Ltd. Duncanville, TX Hilton Garden Inn (A)	SCI Lewisville Hotel, Ltd. Lewisville, TX Hilton Garden Inn (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$2,735	$2,019	$2,873	$3,565	$3,806	$1,198	$—		$16,196
Other revenue	—	55	310	106	1,637	1,888	652	—		4,648

Total revenue	—	2,790	2,329	2,979	5,202	5,694	1,850	—		20,844

Expenses
Operating expenses	—	1,501	1,091	1,213	2,626	2,802	1,107	—		10,340
General and administrative	15	460	464	220	416	408	195	900	(B)	3,078
Management and franchise fees	—	248	205	204	439	435	100	—		1,631
Taxes, insurance and other	—	115	169	195	263	258	122	—		1,122
Depreciation of real estate owned	—	448	867	551	446	932	1,099	(4,343	)(C)	2,600
								2,600	(D)
Interest, net	2	47	612	587	612	1,070	690	(2,795	)(E)	825

Total expenses	17	2,819	3,408	2,970	4,802	5,905	3,313	(3,638)		19,596
Income tax expense	—	—	—	—	—	—	—	—	(G)	—

Net income (loss)	$(17)	$(29)	$(1,079)	$9	$400	$(211)	$(1,463)	$3,638		$1,248

Basic and diluted earnings per common share	$(1,684.60)									$0.16

Weighted average common shares outstanding—basic and diluted	—							7,653	(F)	7,653

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on November 9, 2007, and had no operations prior to that date. Additionally, three properties began operations subsequent to January 1, 2007 and had limited historical operational activity prior to their opening. These properties are as follows: Santa Clarita, California Courtyard opened in May 2007, Lewisville, Texas Hilton Garden Inn opened in August 2007, and Tucson, Arizona Hilton Garden Inn opened in March 2008.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense and gain on debt cancellation related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Nine, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

October 22, 2008